                                  SUBLEASE AGREEMENT

       This Sublease Agreement ("Sublease") is made and entered into as of the 1st day of June, 1996 by and between GILLILAND GROUP FAMILY PARTNERSHIP hereinafter referred to as the "Tenant," and PERFORMANCE NISSAN, INC., hereinafter referred to as the "Subtenant."

                                       RECITALS

       Tenant is the lessee under a certain Lease Agreement (the "Lease") dated as of February 2, 1995, by and between The Steven P. Hudiburg Trust, The David Roger Hudiburg Trust, Paula Tate, individually, Jim Glover, individually, Karen Stevens, individually and Hudiglo, Inc., an Oklahoma corporation, and Tenant, pursuant to which Lease Tenant has leased from Lessor certain real property (the Leased Premises") more particularly described in Exhibit "A", attached hereto and incorporated herein by reference.

    Tenant and Subtenant desire to enter into a sublease agreement with respect to the Leased Premises, subject to the terms and conditions hereinafter set out.

    NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements hereinafter set out, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                      AGREEMENTS

    1. LEASED PREMISES. Tenant hereby subleases, lets and demises to Subtenant the Leased Premises.

    2.    TERM.      Subject to and upon the conditions set forth below, the
term of this Sublease shall commence as of the date hereof and shall terminate on the date of termination of the Lease, as modified or amended from time to time (whether at the stated date of termination or any renewal period as set forth therein or otherwise, including, without limitation, by reason of default of Tenant thereunder).

    3. RENT. Subtenant agrees to pay as rental of this Sublease the amounts specified in the Lease, such amounts to be payable as and when specified in said Lease.

    4.    OTHER TERMS, COVENANTS AND CONDITIONS.    This Sublease is subject to
and subordinate to the terms and provisions of the Lease, as modified or amended from time to time; and, with respect to the Leased Premises, Subtenant hereby assumes and shall be obligated to perform all of the obligations, both monetary and non-monetary, of Tenant as provided in the Lease (limited, however, to the total monetary obligations contained in this Sublease); but Tenant shall remain liable under the Lease and hereby covenants and agrees to timely pay to Lessor all rents and other amounts owing under the Lease. A copy of the Lease is attached hereto as Exhibit "B" and incorporated herein by reference. Anything herein to the contrary notwithstanding, Subtenant acknowledges that a default by Subtenant under the Lease shall constitute a default under this Sublease. Tenant warrants and represents that the Lease is in full force and effect.

    5. DEFAULT REMEDIES. Any action or omission by the Subtenant which results in a default of the Lease shall be a default under this Sublease. In the event of Subtenant's failure to pay rent according to the terms of the Lease, or other default under this Sublease, the Tenant is entitled to exercise each and every remedy against Subtenant to which it is entitled by law or in equity, including, without limitation, any right or remedy against Subtenant to which the Lessor is entitled under the Lease. In the event of default by Tenant of any of its obligations under the Lease, including, but not limited to, payment of rent, Subtenant shall have the right, but not the obligation, to cure such default by Tenant within the same cure period which is provided to Tenant under the Lease. In the event of Tenant's default and Subtenant's election to cure such default, Tenant agrees to indemnify and reimburse Subtenant upon demand for any monies expended by it to cure such default, and in the event that Tenant fails to so reimburse Subtenant, Subtenant may deduct such amounts from subsequent installments of basic rent which may from time to time thereafter become due to the Tenant. In the event any default by Tenant is not cured within the time provided by the Lease, this Sublease shall terminate immediately and Subtenant shall have no more obligations hereunder.

    6.    COLLECTION COSTS; ATTORNEY'S FEES.    In the event of any default by
Tenant or Subtenant hereunder and should it become necessary for either party to bring an action against the other to enforce this Sublease or to sue for its default, the non-defaulting party shall be entitled to recover all costs of enforcement of suit, including, but not limited to, court costs, expense of suit and attorney's fees, if it prevails.

    7.    NOTICES.    Any notice or document required or permitted to be
delivered by this Sublease shall be deemed to be delivered when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set out below:

         IF TO TENANT:                       Gilliland Group Family Partnership
                                             1201 S. Taylor
                                             Amarillo, Texas 79101

         IF TO SUBTENANT:                    Performance Nissan, Inc.
                                             8029 S.E. 29th
                                             Midwest City, Oklahoma 73110

    8.    BINDING AGREEMENT.      This Sublease shall be binding upon and shall
inure to the benefit of the Tenant and Subtenant, and their respective heirs, personal representatives, successors and permitted assigns.

    9.    ASSIGNMENT.      Neither this Sublease nor the rights or obligations
of the parties hereunder may be assigned, subleased or transferred (by operation of law or otherwise) by either party without the express written consent of the other party, which consent shall not be unreasonably withheld.

    10. REMEDIES. Nothing in this Sublease shall be construed to limit the lawful remedies available to either party in the event of breach of any provision of this Sublease, the provisions of which may be enforced by any right or remedy available at law or in equity.

    11. AMENDMENTS.     This Sublease may be modified or amended only by the
mutual written agreement of the parties hereto.

    12. GOVERNING LAW. This Sublease shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to the law of conflict of laws.

    IN WITNESS WHEREOF, the parties hereto have executed, or have caused to be executed by their duly authorized officers, this Sublease as of the day and year first above written.

       TENANT:                          GILLILAND GROUP FAMILY PARTNERSHIP

                                        By:/s/ Bill Gilliland
                                            -------------------------------
                                            Bill Gilliland, General Partner

                                        By: /s/ Robert W. Hall
                                            -------------------------------
                                            Robert W. Hall, General Partner

SUBTENANT:                             PERFORMANCE NISSAN, INC.

                                       By:  /s/Bill Gilliland
                                            -------------------------
                                            Bill Gilliland, President

THE STATE OF TEXAS    *
COUNTY OF POTTER      *

    This instrument was acknowledged before me on the day of 1ST day of June, 1996, by BILL GILLILAND, General Partner of GILLILAND GROUP FAMILY PARTNERSHIP, a general partnership.

[NOTARY SEAL]                          /s/ Jaime McNabb
                                       -----------------------------
                                       Notary Public, State of Texas


THE STATE OF TEXAS    *
COUNTY OF POTTER      *

    This instrument was acknowledged before me on the day of 1st day of June, 1996, by ROBERT W. HALL, General Partner of GILLILAND GROUP FAMILY PARTNERSHIP, a general partnership.

[NOTARY SEAL]                          /s/ Jaime McNabb
                                       -----------------------------
                                       Notary Public, State of Texas

THE STATE OF TEXAS    *
COUNTY OF POTTER      *

    This instrument was acknowledged before me on the day of 1ST day of June, 1996, by BILL GILLILAND, President of PERFORMANCE NISSAN, INC., an Oklahoma corporation, on behalf of said corporation.

[NOTARY SEAL]                          /s/ Jaime McNabb
                                       -----------------------------
                                       Notary Public, State of Texas

A PART OF THE SOUTHWEST QUARTER OF SECTION 11, T. 11 N..R. 2 W.. S. W.. MIDWEST CITY, OKLAHOMA COUNTY, OKLAHOMA. BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SECTION 11, THENCE N. 00'08'26'W., ALONG THE WEST LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 11, A DISTANCE OF
330.00 FEET; THEN EAST AND PARALLEL WITH THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 11, A DISTANCE OF 653.48 FEET TO THE WEST RIGHT-OF-WAY LINE OF THE O.C.A.& A. RAILROAD, SAID POINT BEING IN A CURVE, THENCE SOUTHWESTERLY, ALONG THE WEST RIGHT-OF-WAY LINE OF THE O.C.A. & A. RAILROAD, ON A CURVE TO
THE LEFT HAVING A RADIUS OF 1859.86 FEET, AN ARC DISTANCE OF 126.25 FEET TO A POINT OF TANGENCY; THENCE S. 45'12'00' W., ALONG THE WEST RIGHT-OF-WAY LINE
OF THE O.C.A. & A. RAILROAD, A DISTANCE OF 183.00 FEET TO A POINT OF
CURVATURE; THENCE SOUTHERLY, ALONG THE WEST RIGHT-O-WAY LINE OF THE O.C.A. &
A. RAILROAD RIGHT-OF WAY, ON A CURVE TO THE LEFT HAVING A RADIUS OF 622.96
FEET, AN ARC DISTANCE OF 140.21 FEET TO THE SOUTH LINE OF THE SOUTHWEST
QUARTER OF SAID SECTION 11; THENCE WEST, ALONG THE SOUTH LINE OF THE
SOUTHWEST QUARTER OF SAID SECTION 11, A DISTANCE OF 348.74 FEET TO THE POINT
OR PLACE OF BEGINNING; LESS AND EXCEPT THE PORTION OF SUBJECT PROPERTY SET
OUT IN WARRANTY DEED RECORDED IN BOOK 328 PAGE 294, NOW OWNED BY OKLAHOMA COUNTY AND LESS AND EXCEPT WARRANTY DEED RECORDED IN BOOK 1678 PAGE 420.


TRACT "B"

         Beginning at the Southwest Corner of Block 10, thence N along the West Line of said Block 10, a distance of 150 feet, Thence East along a line parallel to the South Line of said Block 10, a Distance of 603.15 feet, thence South a distance of 150 feet, thence West 603.15 feet to the place of beginning.


Tract B above described shall not be included in the option to purchase in paragraph five (5) of the lease agreement unless Lessor has acquired title to said tract prior to the notice by Lessee to exercise said option.


                                     Exhibit "A"

                                   LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into this 2nd day of February, 1995, by and between THE STEVEN P. HUDIBURG TRUST, THE DAVID ROGER HUDIBURG TRUST, PAULA TATE, individually, JIM GLOVER, individually, KAREN STEVENS, individually and HUDIGLO, INC., an Oklahoma corporation, hereinafter referred to as LESSOR and THE GILLILAND GROUP FAMILY PARTNERSHIP and KEITH WADLEY, or their nominee hereinafter referred to as LESSEE;

WHEREAS, LESSOR is the owner of the hereinafter described real property and appurtenances thereto; and whereas LESSEE desires to lease said real property in accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the terms, conditions and covenants herein made, each to the other, the parties hereby agree as follows:

                                       PREMISES

    1. LESSOR, by these presents does hereby demise, lease and let unto LESSEE, and LESSEE does hereby take and hire from LESSOR, the premises hereinafter referred to as "leased premises", being the real property more particularly described in Exhibit "A" attached hereto, initialed by the respective parties hereto for identification, and the terms of which are incorporated herein by reference, subject to all the terms, conditions, covenants and promises herein contained.

                                         TERM

    2. LESSEE shall hold the leased premises for the following term: commencing on the 2nd day of February, 1995 and ending on the 1st day of February, 2002.

                                   PURPOSE AND USE

    3-    LESSEE shall use the leased premises to conduct an automobile dealership for the sale of vehicles and other products, in all its branches and uses incidental thereto. LESSEE shall not, without LESSOR's consent, have the right to change its use of the leased premises, which shall not be unreasonably withheld by LESSOR.

                                         RENT

    4. LESSEE shall pay to the LESSOR as rental for the leased premises during the term of this lease, as follows:

    A.    Thirty-eight Thousand Dollars ($38,000.00) upon execution

                                     EXHIBIT "B"
of this lease agreement, which represents the rent for the first and last month of this lease, receipt of which is hereby acknowledged by LESSOR; and,

    B. Eighty Two (82) equal installments of Nineteen Thousand Dollars ($19,000.00) each, with the first installment due on the 2nd day of February, 1995, and succeeding installments due on the 1st day of each month thereafter.

    All rentals shall be free and clear of any and all expenses and charges incurred directly or indirectly by LESSEE.

                                        OPTION

    5. LESSEE shall have the option to purchase the premises leased hereunder at the expiration of the base term of this lease for the sum of Two Million One Hundred Fifty Thousand Dollars ($2,150,000.00) payable on the last day of the lease period. LESSEE shall give LESSOR sixty (60) days notice prior to the expiration of this lease of their intent to exercise the option to purchase.

        LESSOR agrees not to encumber the property for any amount in excess of Two Million One Hundred Fifty Thousand Dollars ($2,150,000.00) during this option period.

                                   OPTION TO RENEW

    6. LESSEE is given the option to renew this lease for one additional seven year term following the base term of seven years upon the same terms and conditions. LESSEE shall pay to LESSOR during the renewal term as follows:
84 equal installments of $22,000.00 payable monthly on the same day as set forth in the lease. Written notice to exercise said option shall be given by LESSEE to LESSOR on or before sixty (60) days prior to the expiration of the base seven year term. PROVIDED, HOWEVER, this option is granted on condition; this lease shall not have been previously canceled or terminated by operation of law; and, LESSEE shall have during the whole term of this lease faithfully performed all of the terms, conditions, covenants and promises herein.

                                TITLE; QUIET ENJOYMENT

    7. LESSOR is the lawful owner of the leased premises, and covenants that LESSEE, upon paying the rent and complying with the terms, covenants and conditions contained herein shall peaceably and quietly hold and enjoy the leased premises for said term.

                                 COMPLIANCE WITH LAWS

    8.    LESSEE shall, at its sole expenses, promptly comply with

(a) all laws and ordinances; (b) all regulations and requirements of any governmental agency asserting Jurisdiction over the leased premises; (c) all notices of violation thereof; (d) all requirements of the National Board of Fire Underwriters, or any other body exercising similar functions; and (e) the requirements of all policies of insurance affecting the leased premises. LESSEE shall indemnify and hold harmless the LESSOR from all loss, costs and expenses he may sustain or incur on account of breach thereof.

                                 HAZARDOUS MATERIALS

   9. LESSEE represents and warrants to LESSOR that neither the LESSEE nor any tenant, occupant or use of the property, nor any other person, will engage in or permit any operations or activities upon, or any use of occupancy of the Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacturing, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any "Hazardous Materials" (whether legal or illegal, accidental or intentional) as defined in the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section
9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.), on, under, in or about the Property, or transport "Hazardous Materials" to, from or across the Property, nor will any "Hazardous Materials" be constructed, deposited, stored, or otherwise located on, under, in or about the Property.

                                 ENTRIES; INSPECTION

    10. LESSOR and his representatives may enter upon the leased premises at any reasonable time for the purpose of (a) inspecting them; (b) performing any maintenance or repair work which LESSOR determines to be necessary; or (c) exhibiting them in connection with sale or appraisement of the building. All entries, except during an emergency which endangers the premises shall be during business hours at times which will cause minimum inconvenience to LESSEE.

                                ASSIGNMENT; SUBLETTING

    11. LESSEE shall not have the right to assign this lease or sublet any portion of the lease premises without the written consent of LESSOR (which shall not be unreasonably withheld by LESSOR) provided, however, if any assignment or sublease is made, LESSEE shall not be relieved of his express obligations hereunder except with the express written consent of LESSOR. Also, no assignee or sub-lessee shall have the right to assign or sublet any portion of this lease without the written consent of LESSOR.

                              LIENS, LABOR AND MATERIAL

    12. LESSOR shall not be liable for the payment of any work, improvements or construction of any kind on the leased premises contracted by LESSEE. No liens shall attach to the leased premises on account of any such indebtedness. LESSEE shall not suffer or permit any labor or material lien to be impressed against the leased premises by reason of any act or omission of the LESSEE. In the event any claim of such lien is made against the leased premises and LESSEE shall not have caused it to be released within fifteen (15) days after notice from the LESSOR to LESSEE to do so, LESSOR may pay and discharge it. LESSEE shall pay the LESSOR, upon the next rent paying date, an amount which LESSOR shall have paid in discharging such lien together with an attorney fee and other costs LESSOR may have incurred in discharging such lien, together with interest thereon at the rate of 18% per annum. Failure to pay the same when due shall make available to LESSOR all remedies herein for non-payment of rent. Provided, however, if LESSEE desires to contest the validity of any such lien, he may do so, provided he shall first furnish LESSOR with a sufficient bond indemnifying LESSOR against any loss, liability or damage on account thereof.

                                  DEFAULT BY LESSEE

    13. Should LESSEE default in the payment of any installment of rent or other payments required, when due, LESSOR shall have the option after ten (10) days written notice to LESSEE (1) to terminate this lease without any penalty or damages for so doing, by giving written notice thereof to LESSEE; or (2) to enter the leased premises without any penalty or damages for so doing, take possession thereof, and relet them in good faith for the account of LESSEE on the best terms available without such re-entry working in forfeiture of the rents to be paid and of the covenants to be performed by LESSEE during the term of this lease. In the event of such reletting, LESSEE shall (1) reimburse LESSOR for costs and expenses thereof including any necessary repairs, and (2) pay all deficiencies, if any, each month thereafter. Should LESSEE default in the performance of any covenants other than payment of rent or other money and fail to perform same within sixty (60) days after written notice thereof, LESSOR may terminate this lease by giving written notice thereof to LESSEE.

                                     CONDEMNATION

    14. Condemnation of all of the leased premises or so much thereof as to render the remainder thereof wholly inadequate for the purpose and use stated herein shall operate to terminate this lease.

                                DESTRUCTION OR INJURY

    15. In the event the leased premises shall, during the term of this lease, become damaged or destroyed or injured by fire, storm or any other cause of casualty, LESSOR shall immediately notify the insurance company and begin repairing or replacing the damaged or destroyed portion of the premises. Rent shall be abated during the period of repair in direct proportion to the percent of the premises that shall be unusable.


                                     MAINTENANCE

    16. LESSEE shall during the term of this lease, at his sole expense, keep the leased premises, and all buildings and appurtenances thereunto belonging, in good repair, and in a safe and secure condition, reasonable wear and tear excepted.

                                 TAXES AND UTILITIES

    17. LESSEE shall pay before date of delinquency for every year during the term of this lease, all real estate and personal property taxes, and all assessments, utility and service charges and any other governmental levies against the leased premises and any buildings or improvements thereon.

                                      INSURANCE

    18. LESSEE agrees to keep in effect during the term of this lease, fire and extended coverage insurance, covering the leased premises, written by a responsible insurance company authorized to do business within the State, in an amount equal to not less than eighty percent (80%) of the insurable value of the premises, and to furnish LESSOR proof thereof. This insurance policy is to provide that payment of any losses covered under said insurance policy is to provide that payment of any losses covered under said policy shall be paid to LESSOR and LESSEE, as their interest may appear, and such proceeds shall be made available to LESSOR for the sole purpose of rebuilding and repairing said leased premises, If, however, following damage to or destruction of the leased premises, this lease is canceled as provided herein, then all such insurance proceeds shall be paid to LESSOR, and LESSEE shall relinquish all rights under said insurance policy.

    LESSEE agrees on the commencement of the term of this lease to take out public liability insurance covering the leased premises. Said policy or policies shall be for an amount of at least Three Million Dollars ($3,000,000.00) for death or injury to one person and Five Million Dollars ($5,000,000.00) for death or injury to two (2) or more persons, plus One Hundred Thousand Dollars ($100,000.00) property damage, which said policy or said policies of insurance shall name the LESSOR as an additional insured thereunder, and LESSEE agrees to maintain the same at LESSEE's sole cost and expense in full force and effect during the entire term of this lease. Upon the request of LESSOR, LESSEE shall furnish the LESSOR with a copy of such insurance coverage, or with a certificate of the company issuing such insurance, certifying that the same is in full force and effect.

                                     HOLDING OVER

    19. In the event LESSEE remains in possession of the premises after the expiration of this lease, or any renewal thereof, and without the execution of a new lease, LESSEE shall be deemed to be occupying said premises as a tenant from month to month, subject to all of the conditions, provisions and obligations of this lease insofar as same are applicable to a month to month tenancy.

                           TERMINATION BY MUTUAL AGREEMENT

    20. This lease may be terminated at any time during the term hereof by mutual agreement in writing between the parties hereto. In the event of such termination, this lease shall terminate on the next rent paying date following the date of such agreement.

                                      SURRENDER

    21. At the termination of this lease, however such termination may be brought about, LESSEE shall surrender to LESSOR possession of the leased premises and any improvements thereon, in good order, condition and state of repair, usual wear and tear from a reasonable use thereof and damage or destruction thereof by fire, storm, flood or other unavoidable casualty excepted.

                               RELATIONSHIP OF PARTIES

    22. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of Joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of LESSOR and LESSEE.

                            RECEIVERSHIP, BANKRUPTCY, ETC.

    23. In the case LESSEE during the term of this lease shall file a voluntary petition of bankruptcy or shall make an assignment for the benefit of creditors, or shall be adjudicated a bankrupt, the LESSOR shall at any time thereafter have the right to terminate and end this lease by serving upon LESSEE a fifteen (15) day notice in writing served either personally upon LESSEE or his agent and employees, or by certified United States mail, postage prepaid, return receipt requested, and upon the expiration of fifteen (15) days after the service of said notice as aforesaid or the deposit of the same and the lease shall thereupon cease and end with the same effect as though there was an expiration of the original term. Action by LESSOR or failure to act under this paragraph shall be without prejudice to any remedies which might otherwise be used for breach of covenants or collection of rents.

                                       NOTICES

    24. Any notice, communication, request, reply or advice (hereinafter severally and collectively, for convenience, called Notice) in this Agreement provided or permitted to be given, made or accepted by either party to the other must be in writing and may, unless otherwise in this Agreement expressly provided, be given or be served by depositing the same in the United States mail, postpaid and registered or certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by pre-paid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Agreement, from and after the date it is so deposited. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall be as follows:

    If to Seller to:    Jim Glover
                        7609 S.E. 29th
                        Midwest City, OK 73110


    If to Buyer to:     The Gilliland Group Family Partnership
                        Box 750
                        Amarillo, Texas 79105


                                      AGREEMENT

    25. This is the entire agreement between the parties. There are no promises, considerations, conditions, representations or agreement other than those stated herein. This agreement cannot be amended or supplemented in any way other than in writing. all purported oral changes, amendments or supplements shall be null and void.



                          BINDING ON HEIRS, SUCCESSOR, ETC.

    26. This lease agreement shall be binding upon and inure to the benefit of the heirs successors and assigns of the parties.

    IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement in duplicate the day and year first above written, each party retaining an executed instrument.
                                       "LESSOR"
/s/Paula Tate                                         /s/ Paul Hudiberg
- ---------------------                             ------------------------------
PAULA TATE                                        THE STEVEN P.HUDIBERG TRUST
                                                  BY: Paul Hudiberg, Trustee


/s/ Karen Stevens                                     /s/ Paul Hudiberg
- ---------------------                             ------------------------------
KAREN STEVENS                                     THE DAVID ROGER HUDIBERG TRUST
                                                  BY:    Paul   Hudiberg,

Trustee                                           HUDIGLO, INC.
/s/Jim Glover                                             BY: /s/ Steve Hudiberg
- ---------------------                                     ----------------------
JIM GLOVER                                             Steve Hudiberg, President

ATTEST:

/s/Jim Glover
- ---------------------
Jim Glover, Secretary


                                       "LESSEE"


/s/ Keith Wadley                                      THE GILLILAND GROUP FAMILY
- ---------------------                                 PARTNERSHIP
KEITH WADLEY                                          /s/unreadable
                                                      --------------------------

STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF Tulsa    )



    The foregoing instrument was acknowledged before me this 16th day of January, 1995, by PAULA TATE, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and seal the day and year last above written.
                             /s/unreadable
                             ----------------------
                             Notary Public
My Commission Expires:5-23-98

STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF OKLAHOMA  )



    The foregoing instrument was acknowledged before me this
6th day of January, 1995, by KAREN STEVENS, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and seal the day and year last above written.
                             /s/Jeanie Wear
                             ---------------------
                             Notary Public

My Commission Expires:10-21-95
STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF OKLAHOMA  )


    The foregoing instrument was acknowledged before me this
2 day of February, 1995, by JIM GLOVER, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and seal the day and year last above written.
                             /s/Vickie Campbell
                              ---------------------
                             Notary Public


My Commission Expires:
4/10/96

                                   ACKNOWLEDGMENTS
STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF OKLAHOMA  )


The foregoing instrument was acknowledged before me this 2 day of February, 1995, by Bill Gilliland on behalf of THE GILLILAND GROUP FAMILY PARTNERSHIP, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand year last above written.

                             /s/Vickie Campbell
                             ---------------------
                             Notary Public

My Commission Expires:
4/10/96
- --------------------------------------------------------------------------------

STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF OKLAHOMA  )

The foregoing instrument was acknowledged before me this 2 day of February, 1995, by KEITH WADLEY, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and seal the day and year last above written.

                             /s/Vickie Campbell
                             ---------------------
                             Notary Public

My Commission Expires: 4/10/96
- --------------------------------------------------------------------------------

    The foregoing instrument was acknowledged before me this 11th day of January, 1995, by PAUL HUDIBURG, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as Trustee of the Steven P. Hudiburg Trust and as Trustee of the David Roger Hudiburg Trustexecuted the within and foregoing instrument and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and seal the day and year last above written.

                             /s/ Jeanie Wear
                             ---------------------
                             Notary Public

My Commission Expires: 10-21-95

STATE OF OKLAHOMA  )
                   )  ss.
COUNTY OF OKLAHOMA  )


    The foregoing instrument was acknowledged before me this 5th day of January, 1995, by STEVE HUDIBURG, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as President of Hudiglo, Inc. and acknowledged to me that he executed the same as his free and voluntary act and deed for the uses and purposes therein set forth. Given under my hand and seal the day and year last above written.

                             /s/ Jeanie Wear
                             ---------------------
                             Notary Public

My Commission Expires: 10-21-95